Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Asian Financial, Inc. on Form 10-K for the fiscal year ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of Asian Financial, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Asian Financial, Inc..

September 26, 2008

By:	/s/ Wenhua Guo
Wenhua Guo
Chairman and Chief Executive Officer

By:	/s/ Baiyun Sun
Baiyun Sun
Interim Chief Financial Officer and Controller